UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2009 (October 28, 2009)

FREESCALE SEMICONDUCTOR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32241	20-0443182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6501 William Cannon Drive West, Austin, Texas 78735

(Address of Principal Executive Offices, including Zip Code)

(512) 895-2000

(Registrant’s telephone number, including area code)

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management.

Item 5.02.

(e) On October 28, 2009, the Board of Directors of Freescale Semiconductor Holdings I, Ltd. (“Holdings I”), the parent of Freescale Semiconductor, Inc., adopted an amendment to the 2006 Management Incentive Plan increasing the maximum number of shares of Holdings I common stock available for awards under the 2006 Plan to 69,478,971 shares and an amendment to the 2007 Employee Incentive Plan increasing the maximum number of shares of Holdings I common stock available for awards under the 2007 Plan to 10,949,711 shares. Copies of the Amendments are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference in their entirety.

Section 9—Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.

    (d) Exhibits.

    10.1 Amendment to the Freescale Holdings 2006 Management Incentive Plan dated October 28, 2009.

    10.2 Amendment to the Amended and Restated Freescale Semiconductor Holdings 2007 Employee Incentive Plan dated October 28, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREESCALE SEMICONDUCTOR, INC.

By:	/s/ DATHAN C. VOELTER
Name:	Dathan C. Voelter
Title:	Assistant Secretary

Date: November 2, 2009

Exhibit Index

Exhibit Number	Description

10.1	Amendment to the Freescale Holdings 2006 Management Incentive Plan dated October 28, 2009.

10.2	Amendment to the Amended and Restated Freescale Semiconductor Holdings 2007 Employee Incentive Plan dated October 28, 2009.